UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7108

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Brian J. Doerger, Vice President, Chief Accounting Officer of eBay Inc. (the “Company”) will step down from his role effective March 31, 2023. This was agreed to on March 20, 2023. Effective April 1, 2023, the Company appointed Rebecca Spencer as its Vice President, Chief Accounting Officer. In this position, Ms. Spencer will serve as the Company’s principal accounting officer. Mr. Doerger is expected to continue to serve the Company assisting with Ms. Spencer’s transition until May 31, 2023.

Ms. Spencer, age 45, most recently served as Senior Director, Global Controller of the Company since July 2020 and previously served as Director of Controlling since joining the Company in September 2018. Prior to joining the Company, Ms. Spencer held management and accounting roles at GE Aviation, an aircraft engine supplier and subsidiary of General Electric, since March 2010.

Ms. Spencer previously worked in audit and advisory services at Ernst & Young LLP from 2000 to 2008, most recently as Audit Manager. Ms. Spencer is a certified public accountant (inactive) and has a B.S.B. degree in Accountancy from Wright State University.

There are no arrangements or understandings between Ms. Spencer and any other persons pursuant to which Ms. Spencer was appointed as Vice President, Chief Accounting Officer of the Company. There are no family relationships between Ms. Spencer and any director or executive officer of the Company, and there are no transactions involving Ms. Spencer that would require disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment, Ms. Spencer will receive an annual base salary of $360,000, a target annual bonus award of 45% of her annual base salary, and she will be granted restricted stock units with a target value of $400,000. The restricted stock units will vest quarterly over four years, with 1/16 vesting each quarter following the date of grant. Ms. Spencer will also participate in the Company’s Change in Control Severance Plan for Key Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eBay Inc.
(Registrant)

Date: March 22, 2023	/s/ Molly Finn
	Name:	Molly Finn
	Title:	Vice President & Deputy General Counsel, Corporate & Assistant Secretary